Exhibit 10.23

AMENDMENT TO

STOCK OPTION AGREEMENT

WHEREAS, Deltek Systems, Inc. (the “Company”) has granted Richard Lowenstein (“Optionee”) an option (the “Option”) to purchase Common Stock of the Company pursuant to a Stock Option Agreement with a date of grant of October 23, 2006 (the “Stock Option Agreement”); and

WHEREAS, the option price (the “Option Price”) of the Option as stated in the Stock Option Agreement is $10.19 per share of Common Stock; and

WHEREAS, the Company and Optionee wish to revise the Option Price of the Option;

NOW, THEREFORE, Section 2 of the Stock Option Agreement is amended to provide that the Option Price of the Option is $11.48 per share of Common Stock.

Except as otherwise set forth above, all other terms and conditions of the Stock Option Agreement shall remain in effect.

IN WITNESS WHEREOF, this Amendment to Stock Option Agreement has been executed by the undersigned, effective as of December 4, 2006.

OPTIONEE	DELTEK SYSTEMS, INC.

/s/ Richard Lowenstein	/s/ Kevin Parker
Optionee Signature	Kevin Parker
President and Chief Executive Officer

Date: February 7, 2007	Date:	December 20, 2006